Exhibit 99.2

Investor Presentation February 2024

Exciting Opportunities Ahead Encouraging Macro Environment ▪ 2023 was a tough year for Hong Kong and China. ▪ Current macro environment bolstered by emerging signs of a China recovery. ▪ Plus, support from structural growth from demographics, GBA. AGBA Is Well Positioned For Growth ▪ Response to external challenges: simplify business model and material cost cuts. ▪ Raised substantial funds for growth (equity private placement, asset sales). ▪ Exciting and successful new partnerships. Substantial Value to be Unlocked ▪ Various (technical) factors combined to drive our share price decline. ▪ Disconnect between share price and underlying business value. ▪ Opens up substantial valuation gap / upside. 2

Encouraging Macro Environment Emerging Signs of China Macro Improvement 2023 2024 ▪ 2023: slow global economic growth and faltering PRC recovery = weak Hong Kong economy. ▪ 2024: ▪ Increased visitors: more than 1.2 million Chinese travellers to Hong Kong during 2024 Chinese New Year celebration, surpassing the 2018 number. ▪ Increased spending: Chinese now spending 70% more on food and beverage compared with 2019. ▪ Increased opportunity: only 20 - 30% of AGBA’s business is derived from Mainland China Visitors, compared to 40 - 50% prior to Covid - 19. 3

Encouraging Macro Environment Compelling Structural Growth Drivers China Demographic Development (2023 vs 2050) Huge Future Demand for Retirement Planning Solutions Hong Kong Demographic Development ▪ Aging population in Hong Kong. ▪ 36%+ of HK people will be aged 65 or older by 2065. ▪ 65% of respondents do NOT have enough retirement reserves. ▪ Over 34% of China population will reach 60 – year - old by 2050 (versus about 19% in 2023). ▪ Lack of sophisticated retirement planning solutions. 4 270 million people reaching retirement

Encouraging Macro Environment Compelling Structural Growth Drivers Surging (Greater Bay Area Driven) Insurance and Investment Volumes Hong Kong Investment Industry ▪ Chinese investors are generally diversifying away from cash and real estate deposits towards other asset classes, but onshore assets have low risk adjusted returns compared to Hong Kong. ▪ Expansion of middle class and emergence of younger, technologically savvy generations looking for better investment options. Hong Kong Insurance Industry ▪ Greater Bay Area visitors are attracted to Hong Kong life insurance products because of lower pricing (typically 30 - 50% cheaper), higher claim success (50% in China versus 90% in Hong Kong) and better overall service level (one day underwriting). ▪ Plus: sophisticated product design, currency options and linkage to international markets. 5

▪ In response to external macro - challenges, we simplified our business model in 2023. ▪ Focus on independent financial advisor channel, tune down non - core projects. ▪ Simplified business model drives substantial efficiencies in middle - and back - office. ▪ The implementation of significant cost - cutting measures is expected to reduce normalized operating expenses to a level for strong growth and profitability. ▪ Primarily achieved through reductions in staff during the last part of 2023 and early 2024. ▪ Room for additional savings in IT and operations. AGBA is Well Positioned for Growth Lean and Efficient Business Model 6

AGBA is Well Positioned for Growth Raised Substantial Growth Funding 2024 Private Placement ▪ USD 5 million raised in February 2024. ▪ Bringing in institutional investor plus support from management team. ▪ Raised at premium to current market price. 2024 Asset Sales ▪ Sale of non - core assets fast and controllable way to raise funds. ▪ USD 2 million completed in February 2024. ▪ Expect to sell further assets within the next 1 - 3 months. 7

1 Jul 2023 Jan 2023 Official Kick - off “Back To Glory” 2023 Annual Product Theme ILAS Re - activation Sales competition; Focus Group, etc… New Product Launch Exclusive Brokerage Distributor for HSBC 150 ILAS Product All - level Engagement Activities Segmented Roadshows & Platform Marketing Support Daily roadshow, Sales Tools/ Tips, Incentive, ATL promotion, etc… Jun 2022 Ubiquitous Implementation Approach AGBA is Well Positioned for Growth Successful Partnership with HSBC Life ▪ 50%+ of Consultants sold HSBC Life plan within first 3 months ▪ 100+ Roadshows conducted within the first 3 months ▪ Record Breaking performed better than provider’s in - house channels 8

AGBA is Well Positioned for Growth More Partnership Success Ahead 9

1 ▪ End of 2022 , delayed DeSPAC process led to immediate share price challenges. ▪ Delays due to increased SPAC scrutiny and US/China tensions. ▪ Highly uncommon 50% share price “crash” before listing (November 2022). ▪ Early 2023 , general macro - economic and geo - political headwinds drove further decline. ▪ Slow emergence of China / Hong Kong from Covid - 19, weak initial recovery after. ▪ Ongoing weakness of Chinese economy and ripple effects into Hong Kong. ▪ Throughout 2023 , limited free float increased vulnerability to suspected short attacks. ▪ Several abnormal trading volume spikes (multiples of free shares). ▪ Notified regulators of specific suspected naked short attacks. AGBA Share Price: decline of about 95% since time of public listing. 14.00 12.00 10.00 8.00 6.00 4.00 2.00 0.00 Substantial Value To Be Unlocked 10 Various Factors Combined to Share Price Decline

Our current valuation is at a substantial discount to various peer groups ▪ No direct comparable companies publicly traded in the US, Europe or Asia - Pacific region. ▪ Peer group categories contain companies with business models that overlap with what we do. ▪ All peer categories trade at substantial premium to AGBA Group current valuation level. Share prices are as of February 19, 2024. 11 Substantial Value To Be Unlocked Today, Material Undervaluation Compared to Peers EBITDA Sales Category 21.3x 6.4x Insurance Brokerage 14.6x 3.8x Tech - Enabled Wealth Platforms 36.9x 3.6x Healthcare Services 26.6x 2.7x Wealth Distribution NM 2.5x China FinTech 5.8x 1.7x China Financial Services 17.4x 4.6x Comparable Universe Average NM 0.5x AGBA Group Enterprise Value to:

Notes 1 Based on last closed price of US$0.48 as of February 19, 2024. 2 Based on the Company’s estimated 2023 revenue (1) At 4.6x EV/Sales US$325m 2 Valuation Gap: Close to US$300m At 0.5x EV/Sales US$35m 1 Substantial Value To Be Unlocked Opening up a Substantial Valuation Gap Today’s Market Cap 12 Market Cap At Peer Multiple

Exciting Opportunities Ahead 1. Encouraging Macro Environment. 2. Well Positioned for Growth. 3. Substantial Value to be Unlocked. 13

Appendix

We are a One-Stop
Financial Supermarket

AGBA Group

Operating Track Record	30 Years
Major Shareholder	Mr. Richard Tsai
Workforce	1,500
Products	Insurance: 700+ Investment: 1,800+

Product Vendors (100+ in total)

Allianz, Amundi, AXA, BlackRock, 中银人寿 BOC LIFE, CHUBB, Cigna, Fidelity International, Franklin Templeton Investments, Fubon Life 富邦人壽, FTLife, FWD insurance, 滙豐保險 HSBC Life, Invesco, J.P.Morgan, Manulife, MetLife, Schroders, Sun Life, 惠理集團 Value Partners Group, ZURICH

1st[(1)]

Largest Independent Financial Advisor in Hong Kong

~1,200 financial advisors

~200,000 customers

~US$100m projected normalized revenue

3rd[(1)]

Largest Healthcare Brand in Hong Kong

~800 affiliated clinics

~1,200 doctors and specialists

~300,000 corporate and Individual customers

(1) Source: various internal and external studies

15

Organized into Four Principal Business How we make money…. Group Distribution Business Sells a wide range of financial products to retail and corporate customers through various types of sales representatives. FinTech Business Invests in FinTech companies capturing strategic benefits as well as financial rewards. Investment gains Financial Health Commissions Platform fees Service fees Provides access to products and supporting services to internal and external distribution channels. Platform Business Healthcare Business Provides healthcare services to corporate customers through a network of doctors and clinics. 16

A Multi - Year Transformation to Distribution + Platform Business Investing more than US $ 200 m, we have leveraged lessons learned from our investments in successful FinTech operations in Europe and U . S . by upgrading and focusing on our high - margin platform business . Traditional Broker - Dealer Business 17

Group Key Investment Highlights 1. Unique product and service offerings: - B2C: market leading portfolio of wealth and health products - B2B: tech - enabled broker - dealer management platform for advisors 2. Large end - markets with strong macro - economic growth drivers 3. Compelling business model economics 4. Significant unrealized value of fintech and healthcare franchise 5. Experienced management team 18

Benchmarking to World Best https://www.agba.com/media/2023 /08/AGBA - Review - of - Comparable - Companies - August - 2023.pdf 19 19

▪ Selected as a constituent stock to the MSCI Global Micro - Cap Index (MSCI Hong Kong Index), ▪ With effects on 31 August, 2023 . ▪ The MSCI (Morgan Stanley Capital International) Global Micro - Cap Index is compiled by MSCI, a leading provider of global equity indices . The MSCI Global Micro - Cap tracks the performance of the smaller companies globally . It is composed of stocks that have a market capitalization of less than US $ 300 million . The index is calculated in HKD and USD and is used as a benchmark or as a basis for investment products . AGBA Group We Are Internationally Recognized 20

International Expansion Growth and Innovation in Financial Services Industry ▪ Announced in April 2023 , AGBA entered into agreement to acquire 100 % of Sony Life Financial Advisers, a Singapore based financial adviser and insurance broker . The acquisition will be completed by May 2024 . ▪ Along with AGBA expansion into the Greater Bay Area, this marks AGBA’s first foray into South - East Asia and a key milestone . ▪ We are excited about the opportunities that lie ahead with the addition of Sony Life joining us, and we have high expectations for new revenue growth . ▪ We have great visions to be the only RIA in the region that will operate in both Hong Kong and Singapore – two of the world’s biggest wealth management hubs . 21 21

AGBA Bolsters Board Expertise to Drive Growth and Innovation in Financial Services Industry ▪ Over the next 6 months, AGBA intends to redomicile itself to the United States and become a fully - fledged domestic corporation . ▪ Further along our "follow our customers" growth plan, we are also open to merging with or acquiring a significant Registered Investment Advisor (RIA) in North America . ▪ OnePlatform continues to broaden its product offering now to include ‘alternative investment’ assets from private equity and hedge funds around the world . ▪ Mr . Bob Diamond was appointed as Chairman of AGBA Board . He is also the Founding Partner and Chief Executive Officer of Atlas Merchant Capital . 21 22

▪ Mr. Richard Tsai is the largest shareholder of AGBA. ▪ The Tsai Family is one of the wealthiest and most respected families in Asia ▪ Mr . Tsai is the Chairman of Fubon Financial and Fubon Group of companies ▪ Fubon Financial is one of the largest home - grown financial institution in Asia with a market value in excess of US $ 30 bn and assets of almost US $ 400 bn ▪ He has been in the forefront in investing and developing in technologies, fintech and healthcare globally Backed by Impeccable Shareholder 23 Respected and Reputable

Ongoing Comprehensive Disclosures www.agba.com/ir 24

THANK YOU For further information, please visit www.agba.com @agbagroup Investor Relation Enquires: ir@agba.com +852 5529 4500 Contact us: AGBA Group Holding Limited AGBA Tower, 68 Johnston Road, Wan Chai, Hong Kong